UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

Templeton Global Income Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 06/30/20

Item 1. Reports to Stockholders.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 416-5585 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 416-5585 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Visit franklintempleton.com/investor/ investments-and-solutions/investment- options/closed-end-funds/ for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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SEMIANNUAL REPORT

Templeton Global Income Fund

Dear Shareholder:

This semiannual report for Templeton Global Income Fund covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets. For purposes of the Fund’s 80% policy, income-producing securities include derivative instruments or other investments that have economic characteristics similar to such securities.

Performance Overview

For the six months under review, the Fund posted cumulative total returns of -10.39% based on market price and -6.15% based on net asset value. For comparison, the global government bond market, as measured by the J.P.Morgan (JPM) Global Government Bond Index (GGBI), posted a cumulative total return of +4.60% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The novel coronavirus (COVID-19) pandemic profoundly impacted economies and global financial markets during the six-month period. Lockdown orders from governments trying to “flatten the curve” (i.e., stem the rate of infection) brought entire countries, regions and continents to an economic standstill in March and April. The speed and pervasiveness of the economic shocks were unprecedented. There is no historical comparison for the magnitude of aggregate

Portfolio Composition*

Based on Total Net Assets as of 6/30/20

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes U.S. and foreign government and agency securities, money market funds and other net assets (including derivatives).

demand that was destroyed, nor the magnitude of job losses in such a compressed timescale.

Risk aversion rapidly escalated to crisis levels and deepened throughout March, driving correlations to 1.0 across multiple asset classes as investors shed risk and moved into perceived safe havens. Credit markets experienced substantial price volatility, with the lower-rated credit tiers bearing the brunt of the selloffs. Sovereign bond yields declined in higher-rated countries but rose in more vulnerable ones as volatility escalated. The yield on the 10-year U.S. Treasury (UST) note quickly dropped from 2.00% at the start of the period to a low of 0.54% on March 9. It finished the six-month period at 0.66%, 134 basis points (bps) lower that where it began. The yield on the 10-year German Bund dropped 27 bps further into negative territory during the period, finishing at -0.46%.

The U.S. Federal Reserve (Fed) responded quickly to the deepening crisis with two emergency rate cuts in March, the second of which dropped the federal funds target rate 100 bps to the zero bound that was used during the 2008 global financial crisis (GFC). The Fed also cut reserve requirements and encouraged financial institutions to borrow directly from

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 10.

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the discount window. Growing liquidity strains throughout financial markets prompted the Fed to re-start liquidity programs that had been created during the GFC, such as the Commercial Paper Funding Facility and the Primary Dealer Credit Facility.

On March 23, the Fed took its financial market interventions beyond the scope of the GFC programs by creating corporate lending programs, and announcing its intentions to support lending to small- and medium-sized businesses through the newly created Main Street Business Lending Program. The Fed also pledged to buy unlimited government bonds, abandoning the previous quantitative easing targets it had announced a week earlier on March 15.

The heightened demand for U.S. dollars (USD) around the world also led the Fed to expand its liquidity swaps program with foreign central banks beyond the five banks in its standing facility including the European Central Bank (ECB), Bank of Japan (BOJ), Bank of England, Bank of Canada and Swiss National Bank. The swap program was expanded on March 19 to include the Reserve Bank of Australia, Reserve Bank of New Zealand, Danmarks Nationalbank, Norges Bank, Sveriges Riksbank, Bank of Korea, Monetary Authority of Singapore, Banco de Mexico and Banco Central do Brasil. The program enables a foreign central bank to borrow USD directly from the Fed to lend to its own local institutions, facilitating the flow of the world’s reserve currency. The USD notably strengthened from mid-March to mid-May before broadly weakening over the final six weeks of the period.

On the U.S. fiscal side, Congress passed the Coronavirus Aid, Relief, and Economic Security Act on March 26, a USD$2.2 trillion fiscal relief program designed to provide loans to businesses, income support and unemployment benefits to individuals, and funding for hospitals and public health services. It was the largest economic relief bill in U.S. history and was designed as a stopgap for social distancing policies.

On March 18, ECB President Christine Lagarde unveiled the €750 billion Pandemic Emergency Purchase Programme (PEPP) in an unscheduled mid-week announcement. Lagarde commented that, “there are no limits to our commitment to the euro. We are determined to use the full potential of our tools, within our mandate.” PEPP appeared geared to support the more vulnerable states, as the program has unprecedented flexibility to buy a wide range of eligible securities, including Greek and Italian sovereign debt, as well as corporate commercial paper.

In the second quarter of 2020, global financial markets began to rebound from the extreme lows in March, as central banks and governments deployed massive monetary and fiscal measures to respond to the crisis. Regional economies began to incrementally reopen and improving economic data appeared to bolster optimism that the worst of the economic shocks had passed. Credit spreads tightened in many sectors during the second quarter, returning to levels last seen in early March and late February.

However, sharp resurgences in COVID-19 cases in several regions, including the U.S., Latin America and China amongst others, prompted governments to return to shutdown policies in June. Though several economic measures improved in May and June, the stronger figures reflected a rebound from the extreme low points in March and April, and were not trends that could be extrapolated into the upcoming months, in our assessment.

Unprecedented interventions from the Fed and central banks around the world widened the disconnect between financial markets and real economies during the period. Central bank efforts to bolster liquidity in financial markets have been effective, but they do not replace lost revenues or cure insolvencies; they only deepen the debt burdens. We expected corporate bankruptcies to be the next challenge policymakers will have to face, as business insolvencies appeared likely to worsen with each passing month of stifled economic activity. We saw risks for a second significant correction in financial markets.

Rallies in risk assets during the final months of the period appeared to underappreciate the ongoing economic damage and the risks for successive waves of infections that could further suppress economic activity going forward, in our view. Massive unemployment, deepening economic hardship and growing insolvencies will not be fully remedied by partial reopenings or government interventions alone. The longer that economic activity remains suppressed and the longer that workers go without incomes, the more entrenched the economic damage will become.

On the policy front, the Fed maintained its monetary stance at its April and June meetings, and reaffirmed its commitment to using its “full range of tools to support the U.S. economy.” The updated dot plot survey in June indicated that Fed officials expected rates to remain unchanged through 2022. The Fed also updated its projections for U.S. GDP (gross domestic product) growth to -6.5% for 2020 and +5.0% for 2021. It also projected unemployment to be 9.3% at the end of 2020. Fed Chair Jay Powell commented at the end of June during testimony to the House financial services committee that, “the path

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forward for the economy is extraordinarily uncertain and will depend in large part on our success in containing the virus.” He also continued to emphasize the importance of fiscal support for workers. Powell also indicated that yield curve control was not in imminent consideration and likely not an appropriate tool for U.S. financial markets. In previous comments, he had also ruled out the potential for negative policy rates.

In Europe, the European Commission proposed a €750 billion financing program in May that would deliver up to €500 billion in grants and €250 billion in loans to member states in need of financial support. The program was still in policy discussions at the end of June. On the monetary side, the ECB increased the size of the PEPP by €600 billion to €1.35 trillion at its June 4 policy meeting. Italian bonds rallied on the news, as did the euro, which appreciated 1.2% against the USD in the month of June. The ECB also updated its growth forecast for the eurozone in 2020 to -8.7%, which would be the largest contraction in the post-war era. In May, Lagarde acknowledged that a recovery to previous GDP levels would take at least two to three years.

In Japan, monetary policy responses to the crisis focused more on ensuring businesses had ample access to capital through various loan programs than on lowering the cost of capital. At its April 27 meeting, the BOJ quadrupled the size of its corporate debt purchases. It also announced that it would remove quantitative easing caps. On the price stability front, deflation returned during the period, despite years of persistent efforts from the BOJ to drive inflation higher. Core inflation dropped to -0.2% year-over-year in April and May. The BOJ offered no indications on whether the return of deflation would alter monetary policy in the months ahead, but it remained a concern that officials continued to monitor. The BOJ kept overnight interest rates at -0.1% and the yield target on the 10-year Japanese government bond at 0.0% throughout the period.

Nearly every country in the world declared some form of fiscal response to the crisis, with most countries pursuing programs that went beyond the measures they deployed during the GFC. Debt-to-GDP ratios rose significantly in just about every country. On the monetary front, many central banks aggressively cut policy rates during the peaks in financial market volatility in March, but paused on making additional cuts in April, similar to the approaches taken by the Fed and the ECB. Several central banks returned to rate cuts in May and June, with many indicating they intended to respond with additional accommodation as needed. During the period, Brazil cut its policy rate by 225 bps to 2.25%, Mexico by 225 bps to 5.00%, Colombia by 175 bps to 2.50%,

India by 115 bps to 4.00%, Indonesia by 75 bps to 4.25%, South Korea by 75 bps to 0.50%, Australia by 50 bps to 0.25%, Norway by 150 bps to 0.00%, Canada by 150 bps to 0.25% and the United Kingdom by 65 bps to 0.10%.

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

Investment Strategy

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

The strategy was structured around four key pillars during the reporting period: (1) maintaining high liquidity through elevated cash balances and risk-adjusted position weights; (2) holding long exposures to perceived safe-haven assets such as the Japanese yen, Swiss franc, Norwegian krone and Swedish krona; (3) targeting appropriate risk-adjusted returns in a select subset of emerging markets; and (4) underweighting overvalued developed fixed income markets, notably longer-term USTs. The strategy continued to emphasize select duration exposures in countries that have attractive risk-adjusted yields, resilient economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy entered the reporting period in a de-risked state as the investment team saw elevated global financial market risks that it believed were significantly underappreciated by

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markets. While the team was not explicitly anticipating the COVID-19 crisis or the collapse in oil prices in the first quarter of 2020, it was concerned that overvalued risk assets were vulnerable to a geopolitical, economic or financial market shock. The team adjusted the risk-sizing of various positions and hedged (using currency forwards) a substantial amount of local-currency emerging market beta risk through proxy hedges (net-negative Australian dollar) and direct hedges (Indian rupee, South Korean won, Mexican peso and Brazilian real). The team also continued to broadly avoid credit sectors, which it believed were overvalued leading up to the crisis and increasingly vulnerable to insolvencies as the economic crisis progressed. The strategy also maintained negative duration exposure to longer-term USTs before the COVID-19 crisis erupted in March 2020, as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underappreciated in the longer-term range of the U.S. Treasury yield curve. The team unwound its net-negative positioning in longer-term USTs in March. The strategy continued to hold safe-haven assets that it had previously added in the third quarter of 2019, notably the Japanese yen, Swiss franc, Swedish krona and Norwegian krone. These positions were intended to hedge against global financial market risks associated with rising geopolitical tensions as well as price distortions from ongoing loose monetary policies across the developed world. The strategy also continued to hold a net-negative position in the euro to hedge against broad-based USD strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, the team used forward currency exchange contracts and currency options to actively manage currencies, and used interest-rate swaps to tactically manage duration exposures.

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies and sovereign credit exposures had a largely neutral effect. Among currencies, positions in Latin America (the Brazilian real, Mexican peso and Argentine peso) and Asia ex-Japan (Indonesian rupiah) detracted from absolute performance, as did currency positions in Northern Europe (Norwegian krone). The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Mexico and Argentina) and Asia ex-Japan (India and Indonesia) contributed to absolute results, while negative duration exposure to USTs during the first quarter detracted.

On a relative basis, the Fund underperformed its benchmark due to currency positions, followed by interest-rate strategies. Sovereign credit exposures had a largely neutral effect on relative results. Among currencies, overweighted positions in Latin America (the Brazilian real, Mexican peso and Argentine peso) and Asia ex-Japan (Indonesian rupiah) detracted from relative performance, as did overweighted positions in northern European currencies (the Norwegian krone). Underweighted duration exposure in the U.S. detracted from relative performance, as did select underweighted duration exposures in Europe. However, select overweighted duration exposures in Latin America (Mexico and Argentina) and Asia ex-Japan (India and Indonesia) contributed to relative results.

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

Michael Hasenstab, Ph.D.

Lead Portfolio Manager

Calvin Ho

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund.

Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2020

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/201

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
6-Month	-6.15%	-10.39%	-6.15%	-10.39%

1-Year	-7.50%	-10.96%	-7.50%	-10.96%
5-Year	+0.35%	-1.12%	+0.07%	-0.22%

10-Year	+32.96%	+18.06%	+2.89%	+1.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Distributions (1/1/20–6/30/20)

Net Investment Income
$0.1273

See page 7 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio value, share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. As a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

The Fund may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.

Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong. Bond Connect is relatively new and its effects on the Chinese interbank bond market are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions, trading via Bond Connect could be disrupted. In addition, the Bond Connect program may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund.

The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program, are uncertain, and may have a detrimental effect on the Fund’s investments and returns.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

See www.franklintempletondatasources.com for additional data provider information.

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Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

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Financial Highlights

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,				Year Ended August 31,
		2019	2018	2017	2016[a]	2016	2015

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 6.75	$ 7.04	$ 7.25	$ 7.34	$ 7.09	$ 7.38	$ 8.72

Income from investment operations:

Net investment income[b]	0.12	0.38	0.37	0.36	0.10	0.31	0.33

Net realized and unrealized gains (losses)	(0.51)	(0.26)	(0.23)	(0.16)	0.25	(0.30)	(1.04)
Total from investment operations	(0.39)	0.12	0.14	0.20	0.35	0.01	(0.71)

Less distributions from:

Net investment income and net foreign currency gains	(0.13)	(0.41)	(0.26)	(0.29)	—	(0.11)	(0.63)

Net realized gains	—	—	—	—	—	(0.02)	(—)[c]

Tax return of capital	—	—	(0.09)	—	(0.10)	(0.17)	—

Total distributions	(0.13)	(0.41)	(0.35)	(0.29)	(0.10)	(0.30)	(0.63)
Net asset value, end of period	$ 6.23	$ 6.75	$ 7.04	$ 7.25	$ 7.34	$ 7.09	$ 7.38

Market value, end of period[d]	$ 5.37	$ 6.13	$ 6.03	$ 6.46	$ 6.48	$ 6.43	$ 6.22

Total return (based on market value per share)[e]	(10.39)%	8.52%	(1.24)%	4.10%	2.38%	8.35%	(14.76)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	0.75%	0.75%	0.79%	0.76%	0.73%	0.76%	0.74%

Expenses net of waiver and payments by affiliates	0.68%	0.67%	0.71%	0.70%	0.69%	0.73%	0.73%

Expenses net of waiver and payments by affiliates and expense reduction	0.68%	0.67%	0.71%[g]	0.69%	0.68%	0.73%[g]	0.73%

Net investment income	3.73%	5.49%	5.18%	4.84%	4.31%	4.38%	4.14%

Supplemental data

Net assets, end of period (000’s)	$835,402	$905,378	$944,988	$972,791	$984,355	$951,191	$989,595

Portfolio turnover rate	36.12%	21.99%	35.47%	42.34%	25.94%	46.03%	35.51%

aFor the period September 1, 2016 to December 31, 2016.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBased on the last sale on the New York Stock Exchange.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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Statement of Investments, June 30, 2020 (unaudited)

	Principal Amount*			Value

Foreign Government and Agency Securities 46.5%

Argentina 1.7%

[a,b] Argentina Treasury Bond BONCER,

Index Linked, 1.20%, 3/18/22	459,955,812		ARS	$4,351,236

Index Linked, 1.40%, 3/25/23	283,921,897		ARS	2,402,537

Index Linked, 1.50%, 3/25/24	283,921,904		ARS	2,243,223

[a] Argentine Bonos del Tesoro,

18.20%, 10/03/21	252,627,000		ARS	1,835,584

16.00%, 10/17/23	283,431,000		ARS	1,422,184

senior note, 15.50%, 10/17/26	512,895,000		ARS	1,844,274

[a,c] Government of Argentina, FRN, 26.415%, (ARS Badlar + 2.00%), 4/03/22	20,588,000		ARS	186,148

				14,285,186

Brazil 3.1%

Letra Tesouro Nacional, Strip, 7/01/21	65,187	[d]	BRL	11,713,732

Nota do Tesouro Nacional, 10.00%, 1/01/21	74,176	[d]	BRL	14,163,096

				25,876,828

Colombia 1.5%

Government of Colombia,

senior bond, 7.75%, 4/14/21	983,000,000		COP	268,679

senior bond, 4.375%, 3/21/23	149,000,000		COP	39,873

senior bond, 9.85%, 6/28/27	237,000,000		COP	79,713

Titulos de Tesoreria,

B, 7.75%, 9/18/30	1,645,700,000		COP	481,312

senior bond, B, 11.00%, 7/24/20	1,144,000,000		COP	305,880

senior bond, B, 7.00%, 5/04/22	3,111,000,000		COP	885,326

senior bond, B, 10.00%, 7/24/24	12,183,000,000		COP	3,993,751

senior bond, B, 7.50%, 8/26/26	9,469,300,000		COP	2,871,807

senior bond, B, 6.00%, 4/28/28	13,320,000,000		COP	3,609,724

				12,536,065

Ghana 1.4%
Government of Ghana,

24.75%, 3/01/21	220,000		GHS	39,898

16.25%, 5/17/21	2,040,000		GHS	350,435

24.50%, 6/21/21	50,000		GHS	9,179

24.75%, 7/19/21	360,000		GHS	66,283

18.75%, 1/24/22	8,520,000		GHS	1,493,457

17.60%, 11/28/22	100,000		GHS	17,126

19.75%, 3/25/24	8,520,000		GHS	1,501,699

19.00%, 11/02/26	25,560,000		GHS	4,096,651

senior bond, 19.75%, 3/15/32	25,560,000		GHS	4,130,030

senior note, 18.25%, 9/21/20	140,000		GHS	24,456

senior note, 16.50%, 3/22/21	490,000		GHS	84,604

				11,813,818

India 0.3%

Government of India, senior note, 8.79%, 11/08/21	160,500,000		INR	2,254,294

10	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*			Value

Foreign Government and Agency Securities (continued)

Indonesia 4.5%
Government of Indonesia,

senior bond, FR31, 11.00%, 11/15/20	145,557,000,000		IDR	$10,466,538

senior bond, FR34, 12.80%, 6/15/21	64,492,000,000		IDR	4,861,446

senior bond, FR35, 12.90%, 6/15/22	42,438,000,000		IDR	3,375,094

senior bond, FR39, 11.75%, 8/15/23	2,703,000,000		IDR	219,350

senior bond, FR43, 10.25%, 7/15/22	4,826,000,000		IDR	368,239

senior bond, FR44, 10.00%, 9/15/24	1,618,000,000		IDR	128,259

senior bond, FR46, 9.50%, 7/15/23	11,430,000,000		IDR	875,993

senior bond, FR53, 8.25%, 7/15/21	144,200,000,000		IDR	10,453,116

senior bond, FR61, 7.00%, 5/15/22	18,449,000,000		IDR	1,325,920

senior bond, FR63, 5.625%, 5/15/23	16,137,000,000		IDR	1,119,344

senior bond, FR70, 8.375%, 3/15/24	56,555,000,000		IDR	4,227,243

				37,420,542

Mexico 13.1%
Government of Mexico,

senior bond, M, 6.50%, 6/10/21	18,789,460	[e]	MXN	83,104,245

senior bond, M, 6.50%, 6/09/22	2,327,300	[e]	MXN	10,476,186

senior bond, M, 8.00%, 12/07/23	445,500	[e]	MXN	2,137,845

senior note, M, 7.25%, 12/09/21	2,971,800	[e]	MXN	13,395,244

[f] Mexican Udibonos, Index Linked, 2.50%, 12/10/20	117,793	[g]	MXN	516,404

				109,629,924

Norway 4.5%

[h,i] Government of Norway,

144A, Reg S, 3.75%, 5/25/21	108,862,000		NOK	11,685,884

144A, Reg S, 2.00%, 5/24/23	102,083,000		NOK	11,162,043

144A, Reg S, 3.00%, 3/14/24	85,878,000		NOK	9,838,403

144A, Reg S, 1.75%, 3/13/25	28,937,000		NOK	3,211,755

144A, Reg S, 1.50%, 2/19/26	17,165,000		NOK	1,897,199

				37,795,284

South Korea 15.4%

Korea Monetary Stabilization Bond, senior note, 1.18%, 8/02/21	2,322,000,000		KRW	1,945,967

Korea Treasury Bond,

senior note, 1.375%, 9/10/21	3,483,000,000		KRW	2,929,423

senior note, 2.00%, 12/10/21	4,254,000,000		KRW	3,612,432

senior note, 2.25%, 9/10/23	19,359,000,000		KRW	16,810,365

senior note, 1.375%, 9/10/24	11,135,070,000		KRW	9,406,732

senior note, 3.00%, 9/10/24	5,310,000,000		KRW	4,780,545

senior note, 1.875%, 6/10/26	50,619,000,000		KRW	43,778,024

senior note, 1.375%, 12/10/29	54,033,500,000		KRW	45,061,113

				128,324,601

[j] Supranational 1.0%

Inter-American Development Bank, senior bond, 7.50%, 12/05/24	185,000,000		MXN	8,678,504

Total Foreign Government and Agency Securities (Cost $483,191,841)				388,615,046

franklintempleton.com	Semiannual Report	11

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*	Value

U.S. Government and Agency Securities 16.6%

United States 16.6%

U.S. Treasury Note,

1.125%, 9/30/21	2,737,000	$2,769,396

1.50%, 9/30/21	30,797,000	31,309,481

2.125%, 12/31/21	3,094,000	3,184,826

1.50%, 10/31/24	2,110,000	2,224,525

1.50%, 11/30/24	2,600,000	2,743,305

1.75%, 12/31/24	47,264,000	50,434,011

2.00%, 2/15/25	2,530,000	2,732,301

2.125%, 5/15/25	3,030,000	3,299,919

2.875%, 5/31/25	2,520,000	2,838,002

2.625%, 12/31/25	14,555,000	16,360,730

1.625%, 2/15/26	7,870,000	8,421,361

2.125%, 5/31/26	3,594,000	3,958,735

1.625%, 10/31/26	7,870,000	8,455,946

Total U.S. Government and Agency Securities (Cost $133,585,025)		138,732,538

	Number of Contracts	Notional Amount#

Options Purchased 1.5%

Calls - Over-the-Counter

Currency Options 1.0%

AUD/JPY, Counterparty CITI, September Strike Price 79.45 JPY, Expires 9/11/20	1	6,450,000	AUD	12,631

AUD/JPY, Counterparty CITI, October Strike Price 77.95 JPY, Expires 10/22/20	1	12,899,000	AUD	82,372

AUD/JPY, Counterparty CITI, October Strike Price 79.00 JPY, Expires 10/29/20	1	5,320,000	AUD	24,704

AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	2,898,000	AUD	2,502

AUD/JPY, Counterparty CITI, December Strike Price 82.15 JPY, Expires 12/21/20	1	11,592,000	AUD	28,227

AUD/JPY, Counterparty CITI, January Strike Price 79.00 JPY, Expires 1/22/21	1	8,707,000	AUD	69,282

AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	4,902,000	AUD	183,941

AUD/JPY, Counterparty CITI, April Strike Price 81.00 JPY, Expires 4/29/21	1	6,289,000	AUD	41,055

AUD/JPY, Counterparty CITI, June Strike Price 81.00 JPY, Expires 6/21/21	1	9,674,000	AUD	77,564

AUD/USD, Counterparty HSBK, January Strike Price $0.71, Expires 1/22/21	1	2,580,000	AUD	39,503

AUD/USD, Counterparty HSBK, February Strike Price $0.75, Expires 2/08/21	1	5,160,000	AUD	25,653

AUD/USD, Counterparty HSBK, February Strike Price $0.74, Expires 2/10/21	1	6,192,000	AUD	36,333

AUD/USD, Counterparty MSCO, October Strike Price $0.75, Expires 10/28/20	1	2,580,000	AUD	4,191

AUD/USD, Counterparty MSCO, May Strike Price $0.77, Expires 5/12/21	1	6,955,000	AUD	30,968

USD/JPY, Counterparty CITI, September Strike Price 112.24 JPY, Expires 9/22/20	1	24,116,000		30,868

USD/JPY, Counterparty CITI, February Strike Price 115.00 JPY, Expires 2/24/21	1	62,235,000		164,923

USD/MXN, Counterparty CITI, July Strike Price 21.03 MXN, Expires 7/30/20	1	3,934,000		353,395

USD/MXN, Counterparty CITI, September Strike Price 21.94 MXN, Expires 9/03/20	1	983,000		60,542

USD/MXN, Counterparty CITI, September Strike Price 23.21 MXN, Expires 9/03/20	1	2,238,000		65,723

USD/MXN, Counterparty CITI, September Strike Price 23.34 MXN, Expires 9/03/20	1	1,316,000		34,659

12	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Number of Contracts	Notional Amount#	Value
Options Purchased (continued)

Calls - Over-the-Counter (continued)

Currency Options (continued)

USD/MXN, Counterparty CITI, September Strike Price 31.04 MXN, Expires 9/03/20	1	3,842,000	$2,493

USD/MXN, Counterparty CITI, September Strike Price 21.91 MXN, Expires 9/08/20	1	2,364,000	150,419

USD/MXN, Counterparty CITI, September Strike Price 27.34 MXN, Expires 9/24/20	1	12,220,000	51,141

USD/MXN, Counterparty CITI, November Strike Price 26.72 MXN, Expires 11/09/20	1	11,282,000	118,924

USD/MXN, Counterparty CITI, December Strike Price 23.97 MXN, Expires 12/07/20	1	8,485,000	294,548

USD/MXN, Counterparty CITI, February Strike Price 25.49 MXN, Expires 2/11/21	1	6,600,000	181,619

USD/MXN, Counterparty CITI, March Strike Price 24.62 MXN, Expires 3/24/21	1	7,146,000	289,349

USD/MXN, Counterparty CITI, April Strike Price 23.75 MXN, Expires 4/09/21	1	3,786,000	209,563

USD/MXN, Counterparty CITI, April Strike Price 25.48 MXN, Expires 4/09/21	1	7,235,000	242,423

USD/MXN, Counterparty CITI, April Strike Price 27.45 MXN, Expires 4/28/21	1	22,562,000	495,980

USD/MXN, Counterparty CITI, June Strike Price 26.09 MXN, Expires 6/18/21	1	7,683,000	267,983

USD/MXN, Counterparty CITI, June Strike Price 24.81 MXN, Expires 6/30/21	1	11,526,000	598,683

USD/MXN, Counterparty CITI, December Strike Price 29.73 MXN, Expires 12/07/21	1	10,182,000	284,312

USD/MXN, Counterparty GSCO, July Strike Price 20.00 MXN, Expires 7/31/20	1	3,760,000	503,047

USD/MXN, Counterparty GSCO, July Strike Price 24.18 MXN, Expires 7/31/20	1	3,760,000	31,050

USD/MXN, Counterparty GSCO, March Strike Price 20.62 MXN, Expires 3/03/21	1	2,460,000	332,107

USD/MXN, Counterparty GSCO, June Strike Price 22.83 MXN, Expires 6/09/21	1	2,350,000	190,019

USD/MXN, Counterparty JPHQ, July Strike Price 20.90 MXN, Expires 7/27/20	1	4,059,000	383,527

USD/MXN, Counterparty JPHQ, August Strike Price 22.50 MXN, Expires 8/31/20	1	4,031,000	176,453

USD/MXN, Counterparty JPHQ, September Strike Price 23.25 MXN, Expires 9/22/20	1	5,459,000	174,246

USD/MXN, Counterparty JPHQ, December Strike Price 22.30 MXN, Expires 12/04/20	1	8,371,000	569,345

USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	6,141,000	302,002

USD/MXN, Counterparty MSCO, September Strike Price 22.82 MXN, Expires 9/02/20	1	7,810,000	282,636

USD/MXN, Counterparty MSCO, September Strike Price 25.02 MXN, Expires 9/02/20	1	2,597,000	23,492

USD/MXN, Counterparty MSCO, January Strike Price 24.50 MXN, Expires 1/14/21	1	2,703,000	91,897

USD/MXN, Counterparty MSCO, January Strike Price 26.53 MXN, Expires 1/14/21	1	24,249,000	435,245

USD/MXN, Counterparty MSCO, March Strike Price 28.75 MXN, Expires 3/30/21	1	15,905,000	229,382

			8,280,921

franklintempleton.com	Semiannual Report	13

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Number of Contracts	Notional Amount#		Value
Options Purchased (continued)

Puts - Over-the-Counter

Currency Options 0.5%

AUD/JPY, Counterparty CITI, October Strike Price 67.10 JPY, Expires 10/29/20	1	14,187,000	AUD	$72,615

AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	1,449,000	AUD	8,008

AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	869,000	AUD	7,250

AUD/JPY, Counterparty CITI, December Strike Price 65.85 JPY, Expires 12/21/20	1	5,796,000	AUD	37,081

AUD/JPY, Counterparty CITI, March Strike Price 68.50 JPY, Expires 3/24/21	1	5,804,000	AUD	79,198

AUD/JPY, Counterparty CITI, April Strike Price 71.00 JPY, Expires 4/29/21	1	16,770,000	AUD	350,946

AUD/JPY, Counterparty CITI, June Strike Price 58.95 JPY, Expires 6/21/21	1	12,899,000	AUD	85,265

AUD/JPY, Counterparty CITI, June Strike Price 71.44 JPY, Expires 6/21/21	1	12,899,000	AUD	320,215

AUD/JPY, Counterparty CITI, June Strike Price 69.20 JPY, Expires 6/24/21	1	10,319,000	AUD	200,816

AUD/USD, Counterparty HSBK, March Strike Price $0.64, Expires 3/22/21	1	6,836,000	AUD	73,776

AUD/USD, Counterparty HSBK, October Strike Price $0.63, Expires 10/27/20	1	5,160,000	AUD	17,314

AUD/USD, Counterparty HSBK, January Strike Price $0.61, Expires 1/22/21	1	7,998,000	AUD	40,391

AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/08/21	1	10,320,000	AUD	123,959

AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/10/21	1	12,384,000	AUD	132,088

AUD/USD, Counterparty MSCO, October Strike Price $0.67, Expires 10/28/20	1	5,160,000	AUD	51,295

AUD/USD, Counterparty MSCO, November Strike Price $0.65, Expires 11/19/20	1	10,948,000	AUD	76,750

AUD/USD, Counterparty MSCO, December Strike Price $0.65, Expires 12/18/20	1	9,352,000	AUD	87,817

USD/JPY, Counterparty CITI, September Strike Price 100.70 JPY, Expires 9/16/20	1	43,564,000		49,794

USD/JPY, Counterparty CITI, September Strike Price 106.75 JPY, Expires 9/22/20	1	48,231,000		398,099

USD/JPY, Counterparty CITI, October Strike Price 103.60 JPY, Expires 10/29/20	1	31,118,000		158,702

USD/JPY, Counterparty CITI, February Strike Price 105.70 JPY, Expires 2/24/21	1	31,118,000		549,077

USD/MXN, Counterparty CITI, September Strike Price 19.11 MXN, Expires 9/03/20	1	7,684,000		1,337

USD/MXN, Counterparty CITI, September Strike Price 21.33 MXN, Expires 9/03/20	1	11,527,000		40,414

USD/MXN, Counterparty CITI, September Strike Price 20.85 MXN, Expires 9/17/20	1	14,123,000		32,045

USD/MXN, Counterparty CITI, November Strike Price 22.45 MXN, Expires 11/09/20	1	5,641,000		113,683

USD/MXN, Counterparty CITI, February Strike Price 20.88 MXN, Expires 2/11/21	1	3,300,000		24,103

USD/MXN, Counterparty CITI, March Strike Price 20.66 MXN, Expires 3/24/21	1	3,396,000		23,344

USD/MXN, Counterparty CITI, April Strike Price 21.20 MXN, Expires 4/09/21	1	7,897,000		87,736

USD/MXN, Counterparty GSCO, July Strike Price 20.83 MXN, Expires 7/31/20	1	7,520,000		4,888

USD/MXN, Counterparty GSCO, July Strike Price 22.03 MXN, Expires 7/31/20	1	3,371,000		17,586

USD/MXN, Counterparty GSCO, August Strike Price 22.45 MXN, Expires 8/31/20	1	2,634,000		36,602

USD/MXN, Counterparty GSCO, August Strike Price 20.30 MXN, Expires 8/31/20	1	2,817,000		2,166

USD/MXN, Counterparty GSCO, September Strike Price 23.73 MXN, Expires 9/30/20	1	7,520,000		326,443

USD/MXN, Counterparty GSCO, March Strike Price 18.65 MXN, Expires 3/03/21	1	2,460,000		2,686

USD/MXN, Counterparty GSCO, June Strike Price 22.83 MXN, Expires 6/09/21	1	2,350,000		82,097

14	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Number of Contracts	Notional Amount#	Value
Options Purchased (continued)

Puts - Over-the-Counter (continued)

Currency Options (continued)

USD/MXN, Counterparty MSCO, September Strike Price 20.11 MXN, Expires 9/02/20	1	7,810,000	$4,983

USD/MXN, Counterparty MSCO, September Strike Price 20.64 MXN, Expires 9/10/20	1	4,610,000	7,252

USD/MXN, Counterparty MSCO, September Strike Price 20.13 MXN, Expires 9/22/20	1	8,118,000	7,769

USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	2,479,000	40,244

USD/MXN, Counterparty MSCO, September Strike Price 20.91 MXN, Expires 9/24/20	1	5,329,000	14,090

USD/MXN, Counterparty MSCO, September Strike Price 20.90 MXN, Expires 9/25/20	1	1,931,000	5,162

USD/MXN, Counterparty MSCO, January Strike Price 20.95 MXN, Expires 1/14/21	1	4,827,000	34,108

			3,829,194

Total Options Purchased (Cost $15,440,379)			12,110,115

Total Investments before Short Term Investments (Cost $632,217,245)			539,457,699

	Principal Amount*
Short Term Investments 36.2%

Foreign Government and Agency Securities 10.0%

Argentina 0.2%

[a,b] Argentina Treasury Bond BONCER, Index Linked, 1.10%, 4/17/21	87,956,000	ARS	856,178

[a,b] Letras de la Nacion Argentina con Ajuste por CER, Index Linked, 0.00%, 12/04/20	96,637,100	ARS	951,273

			1,807,451

Brazil 4.6%

Letra Tesouro Nacional,

Strip, 7/01/20	104,697[d]	BRL	19,255,511

Strip, 10/01/20	103,150[d]	BRL	18,873,046

			38,128,557

Japan 5.1%

[k] Japan Treasury Discount Bill,

7/06/20	2,041,000,000	JPY	18,902,826

7/10/20 - 10/12/20	2,581,750,000	JPY	23,917,328

			42,820,154

Norway 0.1%

[h,i,k] Norway Treasury Bill, 144A, Reg S, 9/16/20	9,353,000	NOK	971,388

Total Foreign Government and Agency Securities (Cost $86,615,823)			83,727,550

franklintempleton.com	Semiannual Report	15

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal Amount*		Value
Short Term Investments (continued)

U.S. Government and Agency Securities 12.1%

United States 12.1%

[k] U.S. Treasury Bill,

9/10/20		26,810,000		$26,803,523

7/16/20		26,810,000		26,808,841

8/06/20		47,340,000		47,334,437

Total U.S. Government and Agency Securities (Cost $100,947,201)				100,946,801

Total Investments before Money Market Funds (Cost $819,780,269)				724,132,050

		Shares

Money Market Funds (Cost $118,136,554) 14.1%

United States 14.1%

[l,m] Institutional Fiduciary Trust Money Market Portfolio, 0.00%		118,136,554		118,136,554

Total Investments (Cost $937,916,823) 100.8%				842,268,604

Options Written (1.3)%				(11,005,279)

Other Assets, less Liabilities 0.5%				4,138,189

Net Assets 100.0%.				$835,401,514

	Number of Contracts	Notional Amount#
[n] Options Written (1.3)%

Calls - Over-the-Counter

Currency Options (0.8)%

AUD/JPY, Counterparty CITI, September Strike Price 75.80 JPY, Expires 9/11/20	1	6,450,000	AUD	(63,526)

AUD/JPY, Counterparty CITI, October Strike Price 71.60 JPY, Expires 10/29/20	1	10,641,000	AUD	(401,792)

AUD/JPY, Counterparty CITI, December Strike Price 75.70 JPY, Expires 12/21/20	1	11,592,000	AUD	(202,442)

AUD/JPY, Counterparty CITI, January Strike Price 76.00 JPY, Expires 1/22/21	1	8,707,000	AUD	(154,503)

AUD/JPY, Counterparty CITI, January Strike Price 76.95 JPY, Expires 1/22/21	1	10,319,000	AUD	(144,417)

AUD/JPY, Counterparty CITI, April Strike Price 71.75 JPY, Expires 4/29/21	1	12,577,000	AUD	(562,308)

AUD/JPY, Counterparty CITI, June Strike Price 78.00 JPY, Expires 6/21/21	1	9,674,000	AUD	(152,038)

AUD/USD, Counterparty HSBK, October Strike Price $0.67, Expires 10/27/20	1	7,740,000	AUD	(248,317)

AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	3,864,000	AUD	(32,173)

AUD/USD, Counterparty HSBK, January Strike Price $0.67, Expires 1/22/21	1	7,998,000	AUD	(268,707)

AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/08/21	1	5,160,000	AUD	(118,351)

AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/10/21	1	6,192,000	AUD	(162,179)

AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	6,440,000	AUD	(22,462)

AUD/USD, Counterparty MSCO, August Strike Price $0.69, Expires 8/12/20	1	4,790,000	AUD	(39,628)

AUD/USD, Counterparty MSCO, August Strike Price $0.70, Expires 8/12/20	1	3,341,000	AUD	(26,866)

AUD/USD, Counterparty MSCO, October Strike Price $0.72, Expires 10/28/20	1	2,580,000	AUD	(14,877)

AUD/USD, Counterparty MSCO, May Strike Price $0.74, Expires 5/12/21	1	13,911,000	AUD	(127,345)

USD/JPY, Counterparty CITI, September Strike Price 107.50 JPY, Expires 9/16/20	1	24,894,000		(334,102)

16	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Number of Contracts	Notional Amount#	Value
[n] Options Written (continued)

Calls - Over-the-Counter (continued)

Currency Options (continued)

USD/JPY, Counterparty CITI, September Strike Price 108.77 JPY, Expires 9/22/20	1	48,232,000	$(380,261)

USD/JPY, Counterparty CITI, February Strike Price 110.50 JPY, Expires 2/24/21	1	62,235,000	(644,132)

USD/MXN, Counterparty CITI, November Strike Price 31.74 MXN, Expires 11/09/20	1	5,641,000	(15,248)

USD/MXN, Counterparty CITI, December Strike Price 23.46 MXN, Expires 12/07/20	1	2,828,000	(120,617)

USD/MXN, Counterparty CITI, December Strike Price 25.43 MXN, Expires 12/07/20	1	2,828,000	(56,289)

USD/MXN, Counterparty CITI, February Strike Price 29.11 MXN, Expires 2/11/21	1	4,950,000	(53,514)

USD/MXN, Counterparty CITI, March Strike Price 25.87 MXN, Expires 3/24/21	1	5,765,000	(163,063)

USD/MXN, Counterparty CITI, March Strike Price 31.07 MXN, Expires 3/24/21	1	2,858,000	(24,859)

USD/MXN, Counterparty CITI, April Strike Price 27.24 MXN, Expires 4/09/21	1	7,235,000	(154,872)

USD/MXN, Counterparty CITI, June Strike Price 28.24 MXN, Expires 6/18/21	1	7,683,000	(168,304)

USD/MXN, Counterparty CITI, June Strike Price 28.40 MXN, Expires 6/30/21	1	7,684,000	(176,655)

USD/MXN, Counterparty CITI, December Strike Price 27.93 MXN, Expires 12/07/21	1	3,394,000	(127,244)

USD/MXN, Counterparty GSCO, July Strike Price 22.03 MXN, Expires 7/31/20	1	3,371,000	(172,329)

USD/MXN, Counterparty GSCO, July Strike Price 22.94 MXN, Expires 7/31/20	1	3,760,000	(93,996)

USD/MXN, Counterparty GSCO, July Strike Price 23.32 MXN, Expires 7/31/20	1	3,760,000	(67,556)

USD/MXN, Counterparty GSCO, August Strike Price 22.45 MXN, Expires 8/31/20	1	2,634,000	(118,757)

USD/MXN, Counterparty GSCO, August Strike Price 24.62 MXN, Expires 8/31/20	1	2,817,000	(31,204)

USD/MXN, Counterparty GSCO, June Strike Price 30.36 MXN, Expires 6/09/21	1	2,350,000	(33,690)

USD/MXN, Counterparty JPHQ, July Strike Price 22.30 MXN, Expires 7/27/20	1	4,059,000	(164,239)

USD/MXN, Counterparty JPHQ, September Strike Price 24.90 MXN, Expires 9/22/20	1	2,730,000	(34,835)

USD/MXN, Counterparty MSCO, September Strike Price 23.31 MXN, Expires 9/02/20	1	7,810,000	(206,621)

USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/10/20	1	1,537,000	(72,805)

USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	2,479,000	(122,899)

USD/MXN, Counterparty MSCO, September Strike Price 25.31 MXN, Expires 9/28/20	1	4,827,000	(53,990)

USD/MXN, Counterparty MSCO, January Strike Price 25.45 MXN, Expires 1/14/21	1	1,931,000	(47,987)

USD/MXN, Counterparty MSCO, January Strike Price 27.60 MXN, Expires 1/14/21	1	1,351,000	(18,048)

USD/MXN, Counterparty MSCO, January Strike Price 29.21 MXN, Expires 1/14/21	1	3,861,000	(34,761)

USD/MXN, Counterparty MSCO, March Strike Price 34.23 MXN, Expires 3/30/21	1	10,603,000	(57,458)

			(6,492,266)

franklintempleton.com	Semiannual Report	17

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Number of Contracts	Notional Amount#		Value

[n] Options Written (continued)

Puts - Over-the-Counter

Currency Options (0.5)%

AUD/JPY, Counterparty CITI, October Strike Price 62.80 JPY, Expires 10/29/20	1	7,094,000	AUD	$(17,421)

AUD/JPY, Counterparty CITI, April Strike Price 66.00 JPY, Expires 4/29/21	1	8,385,000	AUD	(97,263)

AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	4,902,000	AUD	(129,731)

AUD/JPY, Counterparty CITI, June Strike Price 64.86 JPY, Expires 6/21/21	1	19,349,000	AUD	(233,786)

AUD/USD, Counterparty HSBK, January Strike Price $0.52, Expires 1/22/21	1	3,870,000	AUD	(3,754)

AUD/USD, Counterparty HSBK, January Strike Price $0.63, Expires 1/27/21	1	3,413,000	AUD	(22,297)

AUD/USD, Counterparty HSBK, March Strike Price $0.59, Expires 3/22/21	1	2,773,000	AUD	(10,992)

AUD/USD, Counterparty MSCO, August Strike Price $0.63, Expires 8/12/20	1	3,421,000	AUD	(2,646)

AUD/USD, Counterparty MSCO, August Strike Price $0.64, Expires 8/12/20	1	2,737,000	AUD	(3,109)

AUD/USD, Counterparty MSCO, August Strike Price $0.68, Expires 8/12/20	1	3,354,000	AUD	(20,074)

USD/JPY, Counterparty CITI, September Strike Price 89.80 JPY, Expires 9/16/20	1	21,782,000		(2,244)

USD/JPY, Counterparty CITI, September Strike Price 102.25 JPY, Expires 9/22/20	1	24,116,000		(48,545)

USD/JPY, Counterparty CITI, October Strike Price 106.00 JPY, Expires 10/29/20	1	31,118,000		(289,086)

USD/MXN, Counterparty CITI, July Strike Price 23.10 MXN, Expires 7/30/20	1	2,821,000		(59,475)

USD/MXN, Counterparty CITI, September Strike Price 22.93 MXN, Expires 9/03/20	1	7,685,000		(177,278)

USD/MXN, Counterparty CITI, September Strike Price 23.21 MXN, Expires 9/03/20	1	2,238,000		(65,723)

USD/MXN, Counterparty CITI, September Strike Price 23.34 MXN, Expires 9/03/20	1	1,316,000		(43,294)

USD/MXN, Counterparty CITI, September Strike Price 21.91 MXN, Expires 9/08/20	1	2,364,000		(18,841)

USD/MXN, Counterparty CITI, September Strike Price 20.06 MXN, Expires 9/17/20	1	7,061,000		(5,719)

USD/MXN, Counterparty CITI, September Strike Price 22.40 MXN, Expires 9/17/20	1	7,061,000		(103,684)

USD/MXN, Counterparty CITI, September Strike Price 24.20 MXN, Expires 9/24/20	1	3,396,000		(203,743)

USD/MXN, Counterparty CITI, November Strike Price 23.88 MXN, Expires 11/09/20	1	11,282,000		(603,418)

USD/MXN, Counterparty CITI, February Strike Price 22.92 MXN, Expires 2/11/21	1	4,950,000		(166,850)

USD/MXN, Counterparty CITI, April Strike Price 22.71 MXN, Expires 4/09/21	1	7,897,000		(247,374)

USD/MXN, Counterparty CITI, April Strike Price 23.02 MXN, Expires 4/28/21	1	11,282,000		(428,321)

USD/MXN, Counterparty CITI, June Strike Price 20.24 MXN, Expires 6/30/21	1	3,842,000		(24,024)

USD/MXN, Counterparty GSCO, August Strike Price 21.54 MXN, Expires 8/31/20	1	2,817,000		(12,471)

USD/MXN, Counterparty GSCO, September Strike Price 22.40 MXN, Expires 9/30/20	1	15,040,000		(216,275)

USD/MXN, Counterparty GSCO, March Strike Price 19.80 MXN, Expires 3/03/21	1	2,460,000		(7,444)

USD/MXN, Counterparty GSCO, June Strike Price 19.61 MXN, Expires 6/09/21	1	2,350,000		(9,109)

USD/MXN, Counterparty JPHQ, August Strike Price 22.50 MXN, Expires 8/31/20	1	4,031,000		(59,074)

USD/MXN, Counterparty JPHQ, December Strike Price 22.30 MXN, Expires 12/04/20	1	8,371,000		(160,999)

USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	6,141,000		(240,039)

18	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Number of Contracts	Notional Amount#	Value

[n] Options Written (continued)

Puts - Over-the-Counter (continued)

Currency Options (continued)

USD/MXN, Counterparty MSCO, September Strike Price 21.23 MXN, Expires 9/02/20	1	6,022,000	$(18,204)

USD/MXN, Counterparty MSCO, September Strike Price 21.50 MXN, Expires 9/10/20	1	4,610,000	(22,308)

USD/MXN, Counterparty MSCO, September Strike Price 21.68 MXN, Expires 9/22/20	1	8,118,000	(55,349)

USD/MXN, Counterparty MSCO, September Strike Price 22.13 MXN, Expires 9/24/20	1	5,329,000	(61,667)

USD/MXN, Counterparty MSCO, September Strike Price 21.90 MXN, Expires 9/25/20	1	1,931,000	(17,315)

USD/MXN, Counterparty MSCO, September Strike Price 22.02 MXN, Expires 9/28/20	1	3,218,000	(34,111)

USD/MXN, Counterparty MSCO, January Strike Price 22.37 MXN, Expires 1/14/21	1	2,896,000	(65,571)

USD/MXN, Counterparty MSCO, January Strike Price 23.10 MXN, Expires 1/14/21	1	8,366,000	(307,919)

USD/MXN, Counterparty MSCO, March Strike Price 23.03 MXN, Expires 3/30/21	1	5,302,000	(196,466)

			(4,513,013)

Total Options Written (Premiums received $10,276,255)			(11,005,279)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 11 regarding fair value measurements.

bRedemption price at maturity is adjusted for inflation. See Note 1(g).

cThe coupon rate shown represents the rate at period end.

dPrincipal amount is stated in 1,000 Brazilian Real Units.

ePrincipal amount is stated in 100 Mexican Peso Units.

fPrincipal amount of security is adjusted for inflation. See Note 1(g).

gPrincipal amount is stated in 100 Unidad de Inversion Units.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $38,766,672, representing 4.6% of net assets.

iSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2020, the aggregate value of these securities was $38,766,672, representing 4.6% of net assets.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security was issued on a discount basis with no stated coupon rate.

lSee Note 3(c) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day effective yield at period end.

nSee Note 1(c) regarding written options.

franklintempleton.com	Semiannual Report	19

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts

Brazilian Real	CITI	Buy	31,955,211	5,894,708		7/02/20	$—	$(17,664)

Brazilian Real	CITI	Sell	14,696,611	2,537,692		7/02/20	—	(165,236)

Brazilian Real	CITI	Sell	17,258,600	3,328,050		7/02/20	153,934	—

Brazilian Real	HSBK	Buy	11,489,800	2,106,288		7/02/20	6,859	—

Brazilian Real	HSBK	Sell	11,489,800	2,267,655		7/02/20	154,508	—

Brazilian Real	JPHQ	Buy	39,316,700	7,245,982		7/02/20	—	(15,050)

Brazilian Real	JPHQ	Sell	39,316,700	7,750,523		7/02/20	519,592	—

Euro	CITI	Buy	40,685,750	4,889,186,234	JPY	7/02/20	426,695	—

Euro	CITI	Sell	40,685,750	4,821,871,661	JPY	7/02/20	—	(1,050,139)

Swedish Krona	DBAB	Buy	90,410,200	8,244,968	EUR	7/03/20	438,683	—

Swedish Krona	DBAB	Sell	90,410,200	8,632,694	EUR	7/03/20	—	(3,080)

South Korean Won	DBAB	Sell	5,874,000,000	4,882,793		7/06/20	—	(13,994)

Brazilian Real	JPHQ	Sell	39,316,700	7,243,179		7/09/20	14,542	—

Australian Dollar	HSBK	Sell	3,749,989	281,474,174	JPY	7/13/20	19,438	—

Australian Dollar	JPHQ	Sell	5,735,193	431,447,068	JPY	7/13/20	38,654	—

Australian Dollar	JPHQ	Sell	6,470,000	483,137,545	JPY	7/14/20	10,385	—

Brazilian Real	CITI	Sell	31,955,211	5,891,556		7/15/20	17,976	—

Brazilian Real	HSBK	Sell	11,489,800	2,105,284		7/15/20	—	(6,617)

Swedish Krona	DBAB	Buy	50,572,350	4,718,907	EUR	7/15/20	124,483	—

Norwegian Krone	JPHQ	Buy	64,197,700	5,921,808	EUR	7/16/20	16,638	—

South Korean Won	CITI	Sell	616,384,000	536,990		7/17/20	23,088	—

Euro	JPHQ	Buy	11,085,000	12,570,667		7/23/20	—	(110,730)

Euro	JPHQ	Sell	11,085,000	12,587,073		7/23/20	127,136	—

Euro	UBSW	Buy	5,829,129	6,608,320		7/23/20	—	(56,170)

Euro	UBSW	Sell	5,829,129	6,618,685		7/23/20	66,535	—

South Korean Won	HSBK	Sell	12,970,000,000	10,577,394		7/29/20	—	(237,582)

Euro	CITI	Sell	20,838,781	2,503,449,383	JPY	7/31/20	—	(233,120)

Brazilian Real	CITI	Sell	14,719,958	2,537,692		8/04/20	—	(165,512)

Brazilian Real	HSBK	Sell	4,931,300	940,119		8/04/20	34,525	—

Brazilian Real	HSBK	Sell	18,573,017	3,254,313		8/04/20	—	(156,474)

Brazilian Real	JPHQ	Sell	67,245,100	13,446,327		8/04/20	1,097,297	—

South Korean Won	DBAB	Sell	5,870,000,000	4,952,333		8/07/20	57,874	—

Swiss Franc	UBSW	Buy	2,811,075	2,671,935	EUR	8/10/20	—	(33,856)

Swiss Franc	UBSW	Buy	11,244,303	10,380,231	EUR	8/10/20	210,368	—

South Korean Won	HSBK	Sell	7,321,000,000	6,000,820		8/11/20	—	(103,330)

Swiss Franc	GSCO	Buy	11,035,198	10,205,836	EUR	8/12/20	185,683	—

Swedish Krona	DBAB	Buy	50,572,300	4,766,424	EUR	8/13/20	69,424	—

Swiss Franc	GSCO	Buy	5,517,599	5,250,606	EUR	8/13/20	—	(73,195)

Euro	HSBK	Buy	7,662,000	8,666,182		8/14/20	—	(49,557)

Euro	HSBK	Sell	7,662,000	8,348,822		8/14/20	—	(267,803)

Euro	JPHQ	Buy	932,604	1,058,100		8/14/20	—	(9,301)

Euro	JPHQ	Sell	932,604	1,015,750		8/14/20	—	(33,049)

Swedish Krona	DBAB	Buy	4,832,000	490,394		8/19/20	28,421	—

Australian Dollar	JPHQ	Sell	43,590,063	3,110,227,647	JPY	8/21/20	—	(1,264,020)

Australian Dollar	CITI	Sell	10,967,160	778,434,201	JPY	8/24/20	—	(355,730)

Australian Dollar	JPHQ	Sell	10,420,500	742,095,907	JPY	8/24/20	—	(315,173)

Euro	HSBK	Sell	14,159,926	1,672,561,299	JPY	8/24/20	—	(426,347)

20	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)

Australian Dollar	JPHQ	Sell	10,420,500	769,077,187	JPY	8/25/20	$—	$(65,039)

Euro	HSBK	Sell	7,079,963	858,346,417	JPY	8/25/20	—	(8,742)

Australian Dollar	CITI	Sell	10,996,440	779,636,608	JPY	8/26/20	—	(364,652)

Indian Rupee	HSBK	Sell	165,800,000	2,162,176		8/26/20	—	(19,159)

Japanese Yen	JPHQ	Buy	739,460,800	6,876,690		8/26/20	—	(23,232)

Swedish Krona	DBAB	Buy	157,131,807	16,292,288		8/26/20	580,456	—

Japanese Yen	JPHQ	Buy	739,475,000	6,751,501		8/27/20	102,174	—

Japanese Yen	CITI	Buy	900,237,000	8,710,604		8/31/20	—	(366,446)

Japanese Yen	CITI	Sell	900,237,000	8,512,960		8/31/20	168,802	—

Brazilian Real	CITI	Sell	23,741,812	4,439,215		9/02/20	84,531	—

Brazilian Real	CITI	Sell	30,180,000	5,383,515		9/02/20	—	(152,052)

Brazilian Real	HSBK	Sell	23,077,838	3,965,681		9/02/20	—	(267,218)

Euro	JPHQ	Buy	3,716,254	4,203,629		9/04/20	—	(22,426)

Euro	JPHQ	Sell	6,016,524	6,733,002		9/04/20	—	(36,264)

Euro	SCNY	Sell	1,325,806	1,490,749		9/08/20	—	(1,070)

Japanese Yen	HSBK	Buy	520,970,830	4,907,366		9/09/20	—	(77,822)

Australian Dollar	CITI	Sell	5,777,000	442,084,925	JPY	9/10/20	110,577	—

Australian Dollar	HSBK	Sell	3,750,011	281,194,574	JPY	9/11/20	18,284	—

Australian Dollar	HSBK	Sell	4,940,000	334,699,820	JPY	9/14/20	—	(306,967)

Australian Dollar	JPHQ	Sell	5,734,807	430,967,908	JPY	9/14/20	36,900	—

Australian Dollar	JPHQ	Sell	5,850,000	397,168,492	JPY	9/14/20	—	(355,972)

Swedish Krona	DBAB	Buy	25,286,150	2,410,592	EUR	9/15/20	3,010	—

Australian Dollar	HSBK	Sell	26,220,000	1,934,760,690	JPY	9/16/20	—	(161,311)

Norwegian Krone	JPHQ	Buy	64,197,700	5,914,662	EUR	9/16/20	16,797	—

Swedish Krona	DBAB	Buy	25,286,200	2,406,891	EUR	9/16/20	7,151	—

Australian Dollar	HSBK	Sell	2,520,000	183,801,240	JPY	9/17/20	—	(35,394)

Norwegian Krone	JPHQ	Buy	57,451,200	6,367,668		9/21/20	—	(395,535)

Norwegian Krone	JPHQ	Buy	65,563,400	6,107,288	EUR	9/21/20	—	(58,701)

South Korean Won	CITI	Sell	2,579,000,000	2,136,260		9/22/20	—	(15,196)

Japanese Yen	BNDP	Buy	842,027,965	7,888,182		9/24/20	—	(80,342)

Japanese Yen	HSBK	Buy	383,726,540	3,545,309		9/24/20	12,857	—

Euro	HSBK	Sell	7,080,147	853,426,788	JPY	9/25/20	—	(56,188)

Euro	CITI	Sell	21,263,969	2,556,459,363	JPY	9/30/20	—	(231,117)

Norwegian Krone	JPHQ	Buy	96,187,025	8,812,861	EUR	9/30/20	77,552	—

Brazilian Real	HSBK	Sell	11,443,500	2,146,595		10/02/20	49,836	—

Brazilian Real	JPHQ	Sell	20,869,300	4,001,400		10/02/20	177,577	—

Euro	GSCO	Buy	2,676,375	3,026,445		10/05/20	—	(12,955)

Euro	GSCO	Sell	2,676,375	2,994,649		10/05/20	—	(18,840)

Swedish Krona	DBAB	Buy	90,410,200	8,625,035	EUR	10/05/20	1,851	—

Mexican Peso	CITI	Sell	48,448,000	1,898,507		10/08/20	—	(182,394)

Mexican Peso	CITI	Sell	49,711,000	2,412,359		10/08/20	277,211	—

Mexican Peso	CITI	Sell	37,337,000	1,809,270		10/09/20	205,791	—

Euro	HSBK	Buy	8,910,000	10,018,860		10/13/20	15,651	—

Euro	HSBK	Sell	13,422,375	15,083,259		10/13/20	—	(33,123)

Mexican Peso	CITI	Sell	124,480,000	6,019,866		10/13/20	676,479	—

Mexican Peso	CITI	Sell	183,230,000	8,893,020		10/15/20	1,029,621	—

Mexican Peso	CITI	Sell	167,775,000	8,217,940		10/16/20	1,018,656	—

Euro	UBSW	Sell	513,907	561,135		10/26/20	—	(17,839)

franklintempleton.com	Semiannual Report	21

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)

Euro	JPHQ	Sell	33,330	37,859		10/29/20	$306	$—

Japanese Yen	CITI	Buy	324,391,600	3,048,020		10/30/20	—	(37,531)

Japanese Yen	JPHQ	Buy	877,000,000	8,224,008		10/30/20	—	(85,084)

Brazilian Real	CITI	Sell	49,730,500	9,068,453		11/04/20	—	(33,801)

Swiss Franc	UBSW	Buy	2,811,076	2,674,146	EUR	11/09/20	—	(34,173)

Swiss Franc	UBSW	Buy	5,622,151	5,128,951	EUR	11/09/20	178,861	—

Swiss Franc	GSCO	Buy	5,517,599	5,035,224	EUR	11/12/20	173,846	—

South Korean Won	CITI	Sell	5,173,000,000	4,226,998		11/16/20	—	(91,830)

South Korean Won	DBAB	Sell	54,022,490,000	44,038,877		11/19/20	—	(1,065,086)

South Korean Won	SCNY	Sell	53,046,000,000	43,246,372		11/19/20	—	(1,042,309)

Euro	JPHQ	Buy	12,220,000	13,865,447		11/20/20	—	(88,748)

Euro	JPHQ	Sell	36,690,814	39,937,217		11/20/20	—	(1,427,620)

Euro	JPHQ	Buy	6,080,000	6,858,726		11/23/20	—	(3,631)

Euro	JPHQ	Sell	25,367,558	27,908,183		11/23/20	—	(693,305)

South Korean Won	CITI	Sell	6,847,000,000	5,582,097		11/23/20	—	(134,830)

Australian Dollar	JPHQ	Sell	8,041,437	589,295,787	JPY	11/24/20	—	(78,499)

Euro	HSBK	Sell	7,079,963	836,264,012	JPY	11/24/20	—	(217,224)

Euro	MSCO	Sell	4,545,000	4,973,230		11/27/20	—	(151,746)

Euro	HSBK	Sell	4,550,000	5,099,958		12/04/20	—	(31,647)

Japanese Yen	HSBK	Buy	520,970,850	4,794,063		12/08/20	45,289	—

Japanese Yen	HSBK	Buy	336,807,120	3,144,439		12/18/20	—	(15,051)

Japanese Yen	MSCO	Buy	3,604,000,000	34,066,204		12/18/20	—	(580,233)

Mexican Peso	CITI	Sell	37,563,895	1,653,275		12/18/20	53,385	—

Mexican Peso	CITI	Sell	17,297,105	755,365		12/21/20	18,922	—

Japanese Yen	BNDP	Buy	842,027,965	7,900,617		12/24/20	—	(75,925)

Mexican Peso	CITI	Sell	166,125,000	7,376,842		3/11/21	369,566	—

Total Forward Exchange Contracts							$9,354,677	$(14,416,998)

Net unrealized appreciation (depreciation)								$(5,062,321)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 38.

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$819,780,269
Cost - Non-controlled affiliates (Note 3c)	118,136,554
Value - Unaffiliated issuers	$724,132,050
Value - Non-controlled affiliates (Note 3c)	118,136,554
Restricted cash for OTC derivative contracts (Note 1d)	3,890,000
Restricted currency, at value (cost $30,775) (Note 1e)	33,189
Foreign currency, at value (cost $905,287)	897,959
Receivables:
Investment securities sold	3,234,930
Interest	4,243,561
Deposits with brokers for:
OTC derivative contracts	4,480,000
Unrealized appreciation on OTC forward exchange contracts	9,354,677
Total assets	868,402,920
Liabilities:
Payables:
Investment securities purchased	2,643,846
Management fees	421,951
Trustees’ fees and expenses	993
Deposits from brokers for:
OTC derivative contracts	3,890,000
Options written, at value (premiums received $10,276,255)	11,005,279
Unrealized depreciation on OTC forward exchange contracts	14,416,998
Deferred tax.	243,890
Accrued expenses and other liabilities.	378,449
Total liabilities	33,001,406
Net assets, at value	$835,401,514
Net assets consist of:
Paid-in capital	$1,016,016,456
Total distributable earnings (losses)	(180,614,942)
Net assets, at value	$835,401,514
Shares outstanding	134,144,158
Net asset value per share	$6.23

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TEMPLETON GLOBAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Investment income:
Dividends:
Non-controlled affiliates (Note 3c)	$567,998
Interest:(net of foreign taxes)~
Unaffiliated issuers	18,408,245
Total investment income	18,976,243
Expenses:
Management fees (Note 3a)	2,768,350
Transfer agent fees.	88,262
Custodian fees (Note 4)	119,641
Reports to shareholders	34,048
Registration and filing fees	65,510
Professional fees	50,655
Trustees’ fees and expenses	77,126
Other	33,984
Total expenses	3,237,576
Expenses waived/paid by affiliates (Note 3c)	(303,041)
Net expenses	2,934,535
Net investment income.	16,041,708
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(11,921,557)
Written options	(5,884,190)
Foreign currency transactions	(3,060,504)
Forward exchange contracts	7,174,518
Swap contracts.	(45,140,012)
Net realized gain (loss)	(58,831,745)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(26,547,677)
Translation of other assets and liabilities denominated in foreign currencies	(136,524)
Forward exchange contracts	6,908,765
Written options	(2,946,823)
Swap contracts	12,278,088
Change in deferred taxes on unrealized appreciation	334,014
Net change in unrealized appreciation (depreciation)	(10,110,157)
Net realized and unrealized gain (loss)	(68,941,902)
Net increase (decrease) in net assets resulting from operations	$(52,900,194)

~Foreign taxes withheld on interest	$485,728
#Net of foreign taxes	$248,025

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TEMPLETON GLOBAL INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$ 16,041,708	$ 51,339,288
Net realized gain (loss)	(58,831,745)	2,284,787
Net change in unrealized appreciation (depreciation)	(10,110,157)	(38,301,552)
Net increase (decrease) in net assets resulting from operations	(52,900,194)	15,322,523
Distributions to shareholders	(17,076,551)	(54,932,033)
Net increase (decrease) in net assets	(69,976,745)	(39,609,510)
Net assets:
Beginning of period	905,378,259	944,987,769
End of period	$835,401,514	$905,378,259

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TEMPLETON GLOBAL INCOME FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counter-parties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

d. Restricted Cash

At June 30, 2020, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Restricted Currency

At June 30, 2020 the fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). During the period ended June 30, 2020 and year ended December 31, 2019 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 11,210,400 shares. During the period ended June 30, 2020 and year ended December 31, 2019, there were no shares repurchased.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1 billion
0.580%	Over $1 billion, up to and including $5 billion
0.560%	Over $5 billion, up to and including $10 billion
0.540%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.644% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$226,097,663	$126,937,793	$(234,898,902)	$—	$—	$118,136,554	118,136,554	$567,998

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$4,562,438
Long term	10,658,281
Total capital loss carryforwards	$15,220,719

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2019, the Fund deferred late-year ordinary losses of $4,604,546.

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$945,709,688
Unrealized appreciation	$36,339,371
Unrealized depreciation	(135,295,545)
Net unrealized appreciation (depreciation)	$(98,956,174)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and tax straddles.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $203,455,353 and $216,053,201, respectively.

7. Credit Risk

At June 30, 2020, the Fund had 10.9% of its portfolio invested in high yield securities, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At June 30, 2020, the Fund had 2.0% of its net assets denominated in Argentine Pesos. Argentina, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

10. Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Investments in securities, at value	$12,110,115	[a]	Options written, at value	$11,005,279
	Unrealized appreciation on OTC forward exchange contracts	9,354,677		Unrealized depreciation on OTC forward exchange contracts	14,416,998

Totals		$21,464,792			$25,422,277

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(45,140,012)		Swap contracts	$12,278,088
Foreign exchange contracts	Investments	20,063,503	[a]	Investments	4,088,720	[a]
	Written options	(5,884,190)		Written options	(2,946,823)
	Forward exchange contracts	7,174,518		Forward exchange contracts	6,908,765

Totals		$(23,786,181)			$20,328,750

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2020, the average month end notional amount of options and swap contracts, the average month end contract value for forward exchange contracts, were as follows:

Options	$1,222,900,829
Swap contracts	$ 42,430,571
Forward exchange contracts	$ 962,272,603

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At June 30, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$ 9,354,677	$14,416,998
Options purchased	12,110,115	—
Options written	—	11,005,279
Total	$21,464,792	$25,422,277

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BNDP	$ —	$—	$ —	$—	$ —
CITI	11,694,787	(10,663,256)	—	(1,031,531)	—
DBAB	1,311,353	(1,082,160)	(229,193)	—	—
GSCO	1,888,220	(867,821)	—	(1,020,399)	—
HSBK	846,264	(846,264)	—	—	—
JPHQ	3,841,123	(3,841,123)	—	—	—
MSCO	1,427,281	(1,427,281)	—	—	—
SCNY	—	—	—	—	—
UBSW	455,764	(142,038)	(272,669)	—	41,057
Total	$21,464,792	$(18,869,943)	$(501,862)	$(2,051,930)	$41,057

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information (continued)

At June 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Counterparty
BNDP	$ 156,267	$—	$ —	$(20,000)	$ 136,267
CITI	10,663,256	(10,663,256)	—	—	—
DBAB	1,082,160	(1,082,160)	—	—	—
GSCO	867,821	(867,821)	—	—	—
HSBK	3,366,788	(846,264)	—	(2,030,000)	490,524
JPHQ	5,740,565	(3,841,123)	—	(520,000)	1,379,442
MSCO	2,360,003	(1,427,281)	—	(932,722)	—
SCNY	1,043,379	—	—	(800,000)	243,379
UBSW	142,038	(142,038)	—	—	—
Total	$25,422,277	$(18,869,943)	$ —	$(4,302,722)	$2,249,612

aAt June 30, 2020, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities:
Argentina	$—	$—	$14,285,186	$14,285,186
All Other Foreign Government and Agency Securities	—	374,329,860	—	374,329,860
U.S. Government and Agency Securities	—	138,732,538	—	138,732,538
Options Purchased	—	12,110,115	—	12,110,115
Short Term Investments:
Argentina	—	—	1,807,451	1,807,451
All Other Short Term Investments	219,083,355	81,920,099	—	301,003,454
Total Investments in Securities	$219,083,355	$607,092,612	$16,092,637	$842,268,604
Other Financial Instruments:
Forward Exchange Contracts	$—	$9,354,677	$—	$9,354,677
Restricted Currency (ARS)	—	—	33,189	33,189
Total Other Financial Instruments	$—	$9,354,677	$33,189	$9,387,866
Receivables:
Interest (ARS)	$—	$—	$400,735	$400,735
Liabilities:
Other Financial Instruments:
Options Written	$—	$11,005,279	$—	$11,005,279
Forward Exchange Contracts	—	14,416,998	—	14,416,998
Total Other Financial Instruments	$—	$25,422,277	$—	$25,422,277
Payables:
Deferred Tax (ARS)	$—	$—	$1,058	$1,058

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At June 30, 2020, the reconciliation is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:
Investments in Securities:
Foreign Government and Agency Securities:
Argentina	$11,284,002	$6,057,557	$(3,195,616)	$—	$1,551,569	$(5,850,282)	$4,437,956	$14,285,186	$2,034,996

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Fair Value Measurements (continued)

	Balance at Beginning of Period	Purchases	Sales	Transfer Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Short Term Investments:
Argentina	1,095,225	1,951,342	(695,728)	—	232,741	(264,535)	(511,594)	1,807,451	(186,598)
Total Investments in Securities	$12,379,227	$8,008,899	$(3,891,344)	$—	$1,784,310	$(6,114,817)	$3,926,362	$16,092,637	$1,848,398
Other Financial Instruments:
Restricted Currency (ARS)	$2,606,971	$2,823,610	$(4,936,430)	$—	$—	$(534,102)	$73,140	$33,189	$2,414
Receivables:
Interest Receivable (ARS)	$526,601	$991,655	$(939,187)	$—	$—	$(229,866)	$51,532	$400,735	$25,380
Liabilities:
Payables:
Deferred Tax (ARS)	$1,491	$—	$—	$—	$—	$—	$(433)	$1,058	$(433)

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2020, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Foreign Government and Agency Securities
Argentina	$14,285,186	Market Comparables	Implied Foreign exchange rate	105.9 ARS/USD	Decrease[b]
Short Term Investments
Argentina	1,807,451	Market Comparables	Implied Foreign exchange rate	105.9 ARS/USD	Decrease[b]
All other[c]	433,564[d]
Liabilities:
All other[c]	1,058

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value and net assets.

cIncludes fair value of immaterial assets and/or liabilities developed using various valuation techniques and unobservable inputs. May also include values derived using private transaction prices or non-public third party pricing information which is unobservable.

dRepresents a significant impact to fair value but not net assets.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Counterparty		Currency		Selected Portfolio
BNDP	BNP Paribas	ARS	Argentine Peso	Badlar	Argentina Deposit Rates Badlar Private
BZWS	Barclays Bank PLC	AUD	Australian Dollar	FRN	Floating Rate Note
CITI	Citigroup, Inc.	BRL	Brazilian Real	LIBOR	London InterBank Offered Rate
DBAB	Deutsche Bank AG	COP	Colombian Peso
GSCO	The Goldman Sachs Group, Inc.	EUR	Euro
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah
MSCO	Morgan Stanley	INR	Indian Rupee
SCNY	Standard Chartered Bank	JPY	Japanese Yen
UBSW	UBS AG	KRW	South Korean Won
		MXN	Mexican Peso
		NOK	Norwegian krone
		USD	United States Dollar

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Tax Information (unaudited)

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on January 15, 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
$0.0108	$0.3543	$ —

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GLOBAL INCOME FUND

Annual Meeting of Shareholders May 28, 2020 (unaudited)

The Annual Meeting of Shareholders of Templeton Global Income Fund (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on May 28, 2020. The purpose of the meeting was to elect three Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2020. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Edith E. Holiday, J. Michael Luttig and Constantine D. Tseretopoulos.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2020. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Annual Meeting are as follows:

1. Election of three Trustees:

Term Expiring 2023	For	% of Outstanding Shares	% of Shares Present and Voting	Withheld	% of Outstanding Shares	% of Shares Present and Voting
Edith E. Holiday	104,073,108	77.58%	96.17%	4,133,514	3.08%	3.82%
J. Michael Luttig	104,737,302	78.08%	96.79%	3,469,320	2.59%	3.21%
Constantine D. Tseretopoulos	104,566,064	77.95%	96.63%	3,642,585	2.72%	3.37%

There were no broker non-votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2020:

	Shares Voted	% of Outstanding Shares	% of Shares Present and Voting
For	100,532,128	74.94%	92.90%
Against	6,688,475	4.99%	6.18%
Abstain	992,939	0.74%	0.92%

* Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Rupert H. Johnson, Jr., Gregory E. Johnson, David W. Niemiec, Larry D. Thompson and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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TEMPLETON GLOBAL INCOME FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC (the “Plan Administrator”) and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Transfer Agent

American Stock Transfer and Trust Company LLC

P.O. Box 922, Wall Street Station

New York, NY 10269-0560

(800) 416-5585

www.astfinancial.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going www.astfinancial.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s web site at www.astfinancial.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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TEMPLETON GLOBAL INCOME FUND

Shareholder Information

Board Approval of Investment

Management Agreements

TEMPLETON GLOBAL INCOME FUND

(Fund)

At a meeting held on May 13, 2020 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton (FT) family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services

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provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 29, 2020. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below. Such results are based on net asset value without regard to market discounts or premiums.

The Performance Universe for the Fund included the Fund and all leveraged and non-leveraged closed-end global income funds. The Board noted that the Fund’s annualized income return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was equal to the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five-, and 10-year periods was below the median of its Performance Universe. The Broadridge report also contained a performance supplement, provided at the request of the Manager, with a Performance Universe that included the Fund and all retail and institutional global income funds. The Board observed that the Fund’s annualized total return for the one-, three-and five-year periods was below the median of its supplemental Performance Universe, but for the 10-year period was above the median of its supplemental Performance Universe. The Board discussed this performance with management and management explained that during the one-, three- and five-year periods, management largely positioned the Fund’s strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. Management further explained that the interest-rate strategies detracted from the Fund’s relative return while currency positions contributed to the return. The Board also noted that the Fund’s annualized income return and annualized total return were positive for all periods, except the one-year annualized total return. Management then discussed with the Board the characteristics of the exceptional recent market environment, the rationale for Fund positions, and the actions that are being taken in an effort to address the sources of the Fund’s underperformance. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; underlying fund expenses; investment-related expenses; and other non-management fees. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Expense Group.

The Expense Group for the Fund included the Fund and seven other leveraged and non-leveraged closed-end global income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians and in the first quintile (best) of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the

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individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up-front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board believes that the Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end fund, such as the Fund, does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that would be shared with the Fund and its shareholders. The Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

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TEMPLETON GLOBAL INCOME FUND

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form

N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. American Stock Transfer and Trust Company LLC (“AST”), will act as Plan Administrator and will open an account for participating shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) in the same name as that in which the participant’s present shares are registered, and put the Plan into effect as of the first record date for a dividend or capital gains distribution after AST receives the authorization duly executed by such participant.

2. Whenever Templeton Global Income Fund (the “Fund”) declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the Fund’s net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with there investment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event later than five business days prior to the record date for the next dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through AST at www.amstock.com or by check payable to “American Stock Transfer and Trust Company LLC” and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly beginning on the dividend payment date, which is usually the last business day of each month, or, in the event that there is no dividend or distribution paid in a month, AST shall make such purchases on the last business day of that month, and in no event more than 30 days after receipt, except where necessary to comply with provisions of the Federal securities laws. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within five business days prior to the record date for the next dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases on the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than ten business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan

franklintempleton.com	Not part of the semiannual report	47

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

will be added to underlying shares held by participants in calculating the number of rights to be issued.

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a $0.12 per share trading fee for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or www.astfinancial.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be inwriting and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

48	Not part of the semiannual report	franklintempleton.com

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report Templeton Global Income Fund

Investment Manager	Transfer Agent	Fund Information
Franklin Advisers, Inc.

American Stock Transfer & Trust Co., LLC 6201 15th Avenue

Brooklyn, NY 11219

Toll Free Number: (800) 416-5585 Hearing Impaired Number: (866) 703-9077 International Phone Number: (718) 921-8124 www.astfinancial.com

(800) DIAL BEN® / 342-5236
© 2020 Franklin Templeton Investments. All rights reserved.		TLGIM S 08/20

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are: David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the investment manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the investment manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

Shareholder proposals: The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities & privately held issuers. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described above.

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the

Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13. Exhibits.

(a)	(1)	Code of Ethics

(a) (2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 25, 2020

By	/S/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date August 25, 2020